SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):    15-May-02

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-44300          13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, Park Avenue Plaza
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-1811
Item 5. Other Events

        On May 15, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated     15-May-02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated            15-May-02


Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:          May 15, 2002

DISTRIBUTION SUMMARY

Class   Face Value      Beg		   Prin		Rate         Int
A-1     235258000.00   213527731.62   8638204.21     2.28000%  405702.69
A-2     543742000.00   531030443.76   5552780.81     2.24000%  991256.83
A-IO    233000000.00   233000000.00         0.00     6.50000% 1262083.33
M-1      66500000.00    66500000.00         0.00     2.96000%  164033.33
M-2      54625000.00    54625000.00         0.00     3.51000%  159778.13
B        49875000.00    49875000.00         0.00     4.51000%  187446.88
P             100.00         100.00         0.00               128487.30
X               0.00     6327518.43         0.00     0.00000%       0.00
R               0.00           0.00         0.00     0.00000%       0.00
BIO      31500000.00    31500000.00         0.00     6.00000%  157500.00
Total   950000000.00   915558175.38  14190985.02              3298788.49


				Interest    Current Prin
            Loss        Shortfall       Amount
Class
     A-1           N/A   0.00 	204889527.41
     A-2           N/A   0.00 	525477662.95
    A-IO           N/A   0.00 	233000000.00
     M-1          0.00   0.00 	 66500000.00
     M-2          0.00   0.00 	 54625000.00
       B          0.00   0.00 	 49875000.00
       P          0.00         	      100.00
       X          0.00   0.00  	  9378381.50
       R          0.00   0.00
     BIO          0.00   0.00		 31500000.00

AMOUNTS PER $1,000 UNIT

Class   Cusip 	    Prin		Int 		 Loss 	   End
A-1     04541GCD2  36.71800410   1.72450114   0.00000000    870.91417681
A-2     04541GCE0  10.21216093   1.82302789   0.00000000    966.40992042
A-IO    04541GCF7   0.00000000   5.41666665   0.00000000   1000.00000000
M-1     04541GCG5   0.00000000   2.46666662   0.00000000   1000.00000000
M-2     04541GCH3   0.00000000   2.92500009   0.00000000   1000.00000000
B       04541GCJ9   0.00000000   3.75833343   0.00000000   1000.00000000
P       04541GCL4   0.00000000 1284873.0000   0.00000000   1000.00000000
X       04541GCK6   0.00000000   0.00000000   0.00000000      0.00000000
R       04541GCM2   0.00000000   0.00000000   0.00000000      0.00000000
BIO     04541GCN0   0.00000000   5.00000000   0.00000000   1000.00000000

Prinl Distrib:
Beg Bal                            		        921,885,793.81
     Sched Prin                          			594,053.21
     Prep                                		   10,047,743.18
    Curt                                       		498,325.56
     Net Liq Proceeds                                       0.00
     Loan Purchase Prices                                   0.00
     Tot Prin Remit                      		   11,140,121.95
     Pre-Funding Amt Distrib as Prin                        0.00
     Tot Prin Distrib                    		   11,140,121.95
     Net Real Losses                                        0.00

End Bal                                           910,745,671.86
End Overcoll Amt                                    9,378,381.50

Num of Liq Loans                                            0.00

Int Distrib:
Sched Int-Curr Period-Net of Serv fee               6,575,606.79
Capitalized Int Acct W/D                                    0.00
Less Relief Act Int Shortfall                           	0.00
                                                    6,575,606.79


Serv Fee                                              384,119.32

Advances                                            1,566,093.88

Agg P&I  Advances                              	    2,013,194.57

Mortg Loans Outstanding             Count                   6598
                                      Balance     910,745,671.86



Bal of Subsequent loans                                     0.00

Remaining Amt in Pre Funding Acct 		                  0.00

WAM 										 347
WAC 									  9.05933%



Delinq Information   Fairbanks                   Long Beach
               Count          Balance       Count        Balance
30-59 		102   16,501,230.91          37    2,739,754.54
60-89 		 12    2,341,783.04            5      254,460.29
90+ 			  0            0.00            4      358,245.14
Total
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.


Foreclosures
Count          Balance
Fairbank            87    12,612,682.82
Long Beach          15     1,211,555.61

Bankruptcies
            Count          Balance
Fairbank           16         2,293,045
Long Beach         29         2,179,447

REOs
            Count          Balance
Fairbank             0                0
Long Beach           1           40,499

Int Shortfall
 				   Prepayment      Relief Act
        Total    Losses    Int Shortfall   Int Shortfall
A-1     0.00       0.00         0.00         0.00
A-2     0.00       0.00         0.00         0.00
A-IO    0.00       0.00         0.00         0.00
M-1     0.00       0.00         0.00         0.00
M-2     0.00       0.00         0.00         0.00
B       0.00       0.00         0.00         0.00
X       0.00       0.00         0.00         0.00
BIO     0.00       0.00         0.00         0.00

Amt of Prep Prem    		     	                 128,487.30

Real Losses incurred during the related Prep Per           0.00

Bankruptcy Losses                                          0.00

Cum Net Real Losses since Startup Day       		     0.00
Agg Amt of Prep Int Shortfalls           			     0.00

Agg Amt of Relief Act Int Shortfalls           		     0.00

Req Overcoll Amt                   			  14,250,002.00

Credit Enhancement %  					     19.805571%

Overcoll Inc Amt                			   3,050,863.07

Overcoll Red Amt                       			     0.00

Pmt from Yield Maint Agreement                     	     0.00

Amt on Deposit in Pre-Funding acct                         0.00

Net Monthly Excess Cash Flow                       3,050,863.07

Extra Ordinary Trust Fund Expenses                         0.00

Trigger Event Occurrence                                     NO

        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation Mortgage-Backed Pass-Through Certificates Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA